UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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ATLANTIC ALLIANCE PARTNERSHIP CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATLANTIC ALLIANCE PARTNERSHIP CORP.
590 Madison Avenue

New York, New York 10022

TO THE SHAREHOLDERS OF ATLANTIC ALLIANCE PARTNERSHIP CORP.:

You are cordially invited to attend a special meeting in lieu of the 2016 annual meeting of the shareholders (the “special meeting”) of Atlantic Alliance Partnership Corp. (“we,” “us,” “our” or the “Company”) to be held at 10:30 a.m., local time, at the offices of Ellenoff Grossman and Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Tuesday, November 1, 2016, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from November 4, 2016 (the “Current Termination Date”) to November 3, 2017 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated April 28, 2015 (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B (the “Trust Amendment”);

●	To direct the election of two directors to the Company’s board of directors (the “Board”), with each such director to serve until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

●	To direct the ratification of the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Under British Virgin Islands (“BVI”) law and the Company’s Amended and Restated Memorandum and Articles of Association, no other business may be transacted at the special meeting.

The Board has fixed the close of business on October 11, 2016 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there was outstanding 10,387,813 of the Company’s shares, including 7,687,500 public shares.

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete its initial business combination. The Company’s Amended and Restated Memorandum and Articles of Association currently provides that if the Company does not consummate a business combination by the Current Termination Date, the Company will redeem all public shares for their pro rata portions of the trust account and, promptly following such redemption, dissolve and liquidate. While we are currently in discussions with third parties with respect to several business combination opportunities, our Board currently believes that the Company will not be able to complete its initial business combination by the Current Termination Date. The Board is therefore proposing an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to extend the Current Termination Date to the Extended Termination Date, and proposing to make other corresponding changes in the Amended and Restated Memorandum and Articles of Association and the trust agreement in order to permit the actions contemplated by the extension of the Termination Date.

The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination. Therefore, the Board will abandon and not implement either amendment unless shareholders approve both the Extension Amendment and the Trust Amendment. In all events, notwithstanding shareholder approval of both amendments, the Board will retain the right to abandon and not implement the Extension Amendment, the Trust Amendment or both at any time without any further action by shareholders.

If the Extension Amendment and the Trust Amendment are approved, our sponsor has agreed to pay each shareholder that voted to approve the Extension Amendment and the Trust Amendment a cash payment (the “Cash Payment”) of $0.02 per ordinary share (for a total of $10.54 per ordinary share payable to shareholders that voted to approve the Extension Amendment and the Trust Amendment and elected to redeem their shares), irrespective of whether such shareholder elected to have its shares redeemed. Any shareholder voting against, abstaining or not voting on either the Extension Amendment or the Trust Amendment will not be entitled to the Cash Payment. The Cash Payment will not come from the Company’s trust account but will be payable separate and apart from, and in addition to, any funds payable from the Company's trust account, as described in the accompanying proxy statement.

If the Extension Amendment and the Trust Amendment are not approved, and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations under BVI law to provide for claims of creditors and the requirements of other applicable law. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or up to $100,000 available to the Company from interest income on the trust account balance. If either the Extension Amendment or the Trust Amendment is not approved, no shareholders will be entitled to receive the Cash Payment.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”), regardless of whether such public shareholders were holders as of the record date. As of August 31, 2016, this would amount to approximately $10.52 per share (including $0.02 of accrued interest). The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the trust account upon consummation of a business combination when it is submitted to the shareholders, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association and any limitations to be contained in the definitive agreement relating to the Company’s initial business combination. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date. Each redemption of shares by our public shareholders will decrease the amount in our trust account, which held approximately $80.8 million as of June 30, 2016.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in “street name,” you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

In considering whether to approve the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Certain of our directors have made advances to the Company in an amount of $500,000 in the aggregate, as of June 30, 2016. The advances are non-interest bearing, unsecured and will only be repaid upon the completion of a business combination. AAP Sponsor (PTC) Corp. (the “sponsor”) or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan as additional funds as may be required. Up to $1,000,000 of any such loans (including the $500,000 of advances as of June 30, 2016, described above) may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender. Such shares would be identical to the private placement shares issued to the sponsor in connection with the IPO. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment and the Trust Amendment are fair to and in the best interests of the Company and its shareholders, and has declared them advisable, and recommends that you vote or give instruction to vote “FOR” the Extension Amendment and “FOR” the Trust Amendment. In addition, the Board recommends that you vote or give instruction to vote “FOR” the proposal regarding the direction of the election of two directors to the Board, “FOR” the direction to ratify Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016 and “FOR” the proposal to direct the chairman of the special meeting to adjourn the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the other proposals to be considered at the special meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated October [__], 2016 and is first being mailed to shareholders of the Company on or about October [__], 2016.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the special meeting.

I look forward to seeing you at the meeting.

Dated: October [__], 2016

Sincerely,

/s/ Jonathan Goodwin
Jonathan Goodwin
Chief Executive Officer

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ATLANTIC ALLIANCE PARTNERSHIP CORP.
590 Madison Avenue
New York, New York 10022

NOTICE OF SPECIAL MEETING IN LIEU OF THE 2016 ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD NOVEMBER 1, 2016

TO THE SHAREHOLDERS OF ATLANTIC ALLIANCE PARTNERSHIP CORP.:

NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2016 annual meeting of shareholders (the “special meeting”) of Atlantic Alliance Partnership Corp., a BVI business company (“we,” “us,” “our” or the “Company”), will be held on Tuesday, November 1, 2016, at 10:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, for the purpose of considering and voting upon the following proposals:

●	To amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date before which the Company must complete a business combination (the “Termination Date”) from November 4, 2016 (the “Current Termination Date”) to November 3, 2017 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A (the “Extension Amendment”);

●	To amend the Company’s investment management trust agreement, dated April 28, 2015 (the “trust agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to extend the date on which to commence liquidating the trust account (the “trust account”) established in connection with the Company’s initial public offering (the “IPO”) in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B (the “Trust Amendment”);

●	To direct the election of two directors to the Company’s board of directors (the “Board”), with each such director to serve until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

●	To direct the ratification of the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on October 11, 2016 as the date for determining the shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment. On the record date, there was outstanding 10,387,813 of the Company’s shares, including 7,687,500 public shares.

The affirmative vote of 65% or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Extension Amendment and the Trust Amendment will be required to approve the Extension Amendment and the Trust Amendment. In relation to the other proposals, the Board will exercise its powers in relation to such matters in accordance with the affirmative vote of a majority or plurality of votes present at the meeting. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the special meeting will be required to direct the Board to ratify the selection of Marcum LLP as our independent registered public accounting firm. The directors shall be appointed to the Board if so directed by the affirmative vote of a plurality of the shares present in person or by proxy at the special meeting.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”), regardless of whether such public shareholders were holders as of the record date. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the trust account upon consummation of the Company’s initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association and any limitations to be contained in the definitive agreement relating to the Company’s initial business combination. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

If the Extension Amendment and the Trust Amendment are approved, our sponsor has agreed to pay each shareholder that voted to approve the Extension Amendment and the Trust Amendment a cash payment (the “Cash Payment”) of $0.02 per ordinary share (for a total of $10.54 per ordinary share payable to shareholders that voted to approve the Extension Amendment and the Trust Amendment and elected to redeem their shares), irrespective of whether such shareholder elected to have its shares redeemed. Any shareholder voting against, abstaining or not voting on either the Extension Amendment or the Trust Amendment will not be entitled to the Cash Payment. The Cash Payment will not come from the Company’s trust account but will be payable separate and apart from, and in addition to, any funds payable from the Company's trust account, as described herein.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in “street name,” you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Redemption Procedure” for more information on how to demand redemption of your shares.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the other proposals to be considered at the special meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. The proxy statement is dated October [__], 2016 and is first being mailed to shareholders of the Company on or about October [__], 2016.

Whether or not you plan to attend the special meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the special meeting.

Dated: October [__], 2016	By Order of the Board of Directors,

/s/ Jonathan Goodwin
Jonathan Goodwin
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. You may also cast your vote in person at the special meeting. If your shares are held in an account at a broker, bank or other nominee, you must instruct your broker, bank or other nominee how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your broker, bank or other nominee.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Tuesday, November 1, 2016: This notice of meeting and the accompany proxy statement are available at http://www.aapcacq.com/investor.php.

ATLANTIC ALLIANCE PARTNERSHIP CORP.
590 Madison Avenue
New York, New York 10022

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 1, 2016

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement, including the annexes and attachments thereto.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2016 annual meeting of shareholders to be held on Tuesday, November 1, 2016 at 10:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●

To amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date before which the Company must complete a business combination from November 4, 2016 to November 3, 2017;

		●	To amend the trust agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from November 4, 2016 to November 3, 2017;

		●	To direct the election of two directors to the Board, with each such director to serve until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

		●	To direct the ratification of the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

		●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Q. Why is the Company proposing to amend its Amended and Restated Memorandum and Articles of Association and the trust agreement?	A.	The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities.

While we are currently in discussions with third parties with respect to several business combination opportunities, our Board currently believes that the Company will not be able to complete its initial business combination by the Current Termination Date. As a result, the Company has determined to seek shareholder approval to extend the time for completion of the business combination from the Current Termination Date to the Extended Termination Date.

1

The Company believes that, given the Company’s expenditure of time, effort and money on finding an initial business combination and attempting to consummate the TLA (as defined below) transaction, circumstances warrant providing public shareholders an opportunity to consider a business combination.

Holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of whether such public shareholders were holders as of the record date. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed.

Q. Why should I vote for the Extension Amendment and the Trust Amendment?	A.

The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination.

As discussed below in the section entitled “Reasons for the Extension Amendment and the Trust Amendment,” since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, operating companies and legal and accounting firms. As previously disclosed, on May 3, 2016, we issued an announcement stating that the Board and TLA Worldwide plc, a public limited company registered in England and Wales (“TLA”), reached agreement on the terms of a recommended offer by the Company for the entire issued and to be issued ordinary share capital of TLA (the “Offer”). On September 13, 2016, the Board determined that it was no longer in the best interests of the Company’s shareholders for the Company to proceed with the Offer considering TLA’s withdrawal of its recommendation to TLA shareholders.

The Company believes that, given the Company’s expenditure of time, effort and money on finding an initial business combination and attempting to consummate the TLA transaction, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If the Extension Amendment and the Trust Amendment are approved, our sponsor has agreed to pay each shareholder that voted to approve the Extension Amendment and the Trust Amendment a Cash Payment of $0.02 per ordinary share (for a total of $10.54 per ordinary share payable to shareholders that voted to approve the Extension Amendment and the Trust Amendment and elected to redeem their shares), irrespective of whether such shareholder elected to have its shares redeemed. Any shareholder voting against, abstaining or not voting on either the Extension Amendment or the Trust Amendment will not be entitled to the Cash Payment. The Cash Payment will not come from the Company’s trust account but will be payable separate and apart from, and in addition to, any funds payable from the Company's trust account, as described herein.

Q. How does the Board recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Extension Amendment and “FOR” the Trust Amendment. In addition, the Board recommends that you vote or give instruction to vote “FOR” directing the election of two directors to the Board and “FOR” directing the ratification of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

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Q. Who may vote at the special meeting?	A.	The Board has fixed the close of business on October 11, 2016 as the date for determining the shareholders entitled to vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the special meeting or any adjournment.

Q. How many votes must be present to hold the special meeting?	A.	A quorum of 50% of the Company’s shares outstanding as of the record date, present in person or by proxy, will be required to conduct the special meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the special meeting for each share you held as of October 11, 2016, the record date for the special meeting. As of the close of business on the record date, there was outstanding 10,387,813 shares, including 7,687,500 public shares.

Q. What is the proxy card?	A.	The proxy card enables you to appoint the representatives named on the card to vote your shares at the special meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is strongly recommended that you complete and return your proxy card before the special meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in “street name?”	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in “Street Name.” If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	AAP Sponsor (PTC) Corp. (the "sponsor") is expected to vote any shares (including any public shares owned by them) in favor of the Extension Amendment, the Trust Amendment and the other proposals set forth herein; however, unlike public shareholders that vote their shares in favor of the Extension Amendment and Trust Amendment, our sponsor will not receive the Cash Payment. On the record date, our sponsor beneficially owned and was entitled to vote 2,700,313 of the Company's shares, representing approximately 26.0% of the Company's outstanding shares.

Q. What vote is required to adopt each of the proposals?	A.	The affirmative vote of 65% or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Extension Amendment and the Trust Amendment will be required to approve the Extension Amendment and the Trust Amendment. In relation to the other proposals, the Board will exercise its powers in relation to such matters in accordance with the affirmative vote of a majority or plurality of votes present at the meeting. The directors shall be appointed to the Board if so directed by the affirmative vote of a plurality of the shares present in person or by proxy at the special meeting. Approval of the proposal to direct the ratification of the selection of Marcum LLP as our independent registered public accounting firm will be ratified if directed by a majority of the shares present in person or by proxy at the special meeting and the chairman of the special meeting will exercise his power to adjourn the special meeting in the circumstances described in the relevant proposal if directed by the affirmative vote of the majority of the shares present in person or by proxy at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.

3

Q. When would the Board abandon the Extension Amendment and the Trust Amendment?	A.	The Board will abandon and not implement either amendment unless shareholders approve both the Extension Amendment and the Trust Amendment. In all events, notwithstanding shareholder approval of both amendments, the Board will retain the right to abandon and not implement the Extension Amendment, the Trust Amendment or both at any time without any further action by shareholders. Furthermore, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

Q. What if I don’t want the Extension Amendment and the Trust Amendment to be approved?	A.

If you do not want the Extension Amendment or the Trust Amendment to be approved, you must vote against such proposals. You will still be entitled to make the Election if you vote against, abstain or do not vote on such proposals; however, by voting against, abstaining or not voting on, such proposals, you will not be entitled to receive the Cash Payment. If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the trust account if a proposed business combination is approved and completed, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association.

In addition, public shareholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment and the Trust Amendment become effective.

Q. What happens if the Extension Amendment and the Trust Amendment aren’t approved?	A.	If the Extension Amendment and the Trust Amendment are not approved, and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations under BVI law to provide for claims of creditors and the requirements of other applicable law. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or up to $100,000 available to the Company from interest income on the trust account balance. If either the Extension Amendment or the Trust Amendment is not approved, no shareholders will be entitled to receive the Cash Payment.

Q. If the Extension Amendment and the Trust Amendment are approved, what happens next?	A.	The Company will continue its efforts to execute a definitive agreement for a business combination with one or more targets. If the Company executes such an agreement, we will seek to complete such business combination, which will involve:
		-	completing proxy materials;

		-	establishing a meeting date and record date for considering such proposed business combination, and distributing proxy materials to shareholders; and

		-	holding a special meeting to consider such proposed business combination.

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If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of funds in connection with any redemptions from the trust account may significantly reduce the amount remaining in the trust account, and increase the percentage interest of the Company’s shares held by the Company’s sponsor.

Q. How do I exercise my redemption rights?	A.	To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016. A redemption demand may be made by ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, by two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016, or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016, will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Extension Amendment or Trust Amendment?	A.	Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment regardless of whether such public shareholders were holders as of the record date. However, you will be entitled to receive the Cash Payment only if you vote for the Extension Amendment and the Trust Amendment. Furthermore, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the vote, or by 5:00 p.m., local time, on Friday, October 28, 2016. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in “street name,” you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

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Q. Where will I be able to find the voting results of the special meeting?	A.	We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Morrow Sodali (“Morrow”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow at (800) 662-5200 or AAPC.info@morrowco.com. The Company has agreed to pay Morrow a fee of $20,000 and expenses, for its services in connection with the special meeting.

Q: How can I submit my proxy or voting instruction form?	A.	Whether you are a shareholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a shareholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker or other nominee.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.

If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Chief Financial Officer prior to the date of the special meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote.

If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in “street name,” and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. Who can help answer my questions?	A.

If you have questions, you may write or call:

Jonathan Mitchell

Chief Financial Officer

Atlantic Alliance Partnership Corp.

590 Madison Avenue

New York, New York 10022

Tel: (212) 409-2400

or:

Morrow Sodali

470 West Avenue

Stamford CT 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: AAPC.info@morrowco.com

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer in it contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify forward-looking statements in part by the use of words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. Such statements include, but are not limited to, any statements relating to our ability to consummate our initial business combination. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. There can be no assurance that actual results will not differ materially from current expectations, forecasts and assumptions. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof or (if earlier) the date of their expression, and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Some factors that could cause actual results to differ include from current expectations, forecasts and assumptions include:

●	the ability of the Company to effect the Extension Amendment and the Trust Amendment and consummate its initial business combination;

●	unanticipated delays in the distribution of the funds from the trust account; and

●	claims by third parties against the trust account.

You should carefully consider these risks, in addition to the risks factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated April 28, 2015 (Registration No. 333-202235), our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in our forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

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SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting in lieu of the 2016 annual meeting of shareholders. These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

The Company

The Company is a blank check company organized as a corporation under the laws of the British Virgin Islands (“BVI”) on January 14, 2015. It was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, contractual control arrangement with, purchasing all or substantially all of the assets of, or engaging in any other similar business combination with one or more businesses or entities.

On May 4, 2015, we consummated our IPO of 7,687,500 ordinary shares, no par value, which included a partial exercise by the underwriters of their over-allotment option in the amount of 187,500 ordinary shares. The ordinary shares were sold at an offering price of $10.00 per ordinary share, generating gross proceeds of $76,875,000 (before underwriting discounts and commissions and offering expenses). Simultaneously with the consummation of the IPO, we completed a private placement of 778,438 ordinary shares, issued to our sponsor, generating gross proceeds of $7,784,380. A total of $80,718,750 of the net proceeds from the IPO and the private placement were placed in a trust account established for the benefit of our public shareholders. We incurred $5,907,302 in our IPO related costs, including $2,690,625 of underwriting fees, $2,690,625 of deferred underwriting fees (which are held in the trust account) and $526,052 of IPO costs. Except as discussed in the Extension Amendment and the Trust Amendment, such funds and a portion of the interest earned thereon will be released upon consummation of the Company’s initial business combination and used to pay amounts payable to the Company’s public shareholders that exercise their redemption rights. Other than the IPO and the pursuit of a business combination, the Company has not engaged in any business to date.

As previously disclosed, on May 3, 2016, we issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the U.K. City Code on Takeovers and Mergers stating that the Board and TLA reached agreement on the terms of a recommended offer by the Company for the entire issued and to be issued ordinary share capital of TLA. In connection with the Offer, the Rule 2.7 Announcement disclosed that the Company intended to acquire all outstanding shares of TLA in a cash and stock transaction by means of a court-sanctioned scheme of arrangement between TLA and TLA shareholders under the UK Companies Act of 2006, as amended.

On September 13, 2016, the Board determined that it was no longer in the best interests of the Company’s shareholders for the Company to proceed with the Offer considering TLA’s withdrawal of its recommendation to TLA shareholders. As a result, the Offer was withdrawn as also agreed with TLA.

The mailing address of the Company’s principal executive office is 590 Madison Avenue, New York, New York 10022 and its phone number is (212) 409-2400.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed

The Extension Amendment and the Trust Amendment

The Extension Amendment

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A.

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The Trust Amendment

The Company is proposing to amend the trust agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

If the Extension Amendment and the Trust Amendment are not Approved

If the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations under BVI law to provide for claims of creditors and the requirements of other applicable law. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or up to $100,000 available to the Company from interest income on the trust account balance.If either the Extension Amendment or the Trust Amendment is not approved, no shareholders will be entitled to receive the Cash Payment.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed

If the Extension Amendment and the Trust Amendment are Approved

Under the terms of the proposed Extension Amendment and Trust Amendment, public shareholders may make the Election.

If the Extension Amendment is approved by sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Extension Amendment and not abandoned and the Trust Amendment is approved by sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Trust Amendment and not abandoned, the Company will file an amendment to the Amended and Restated Memorandum and Articles of Association with the Registrar of Corporate Affairs in the BVI in the form of Annex A hereto and the Company will enter into the Trust Amendment with the trustee substantially in the form of Annex B hereto. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its shares will remain publicly traded. The Company will then continue to work to consummate a business combination until the Extended Termination Date.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of the funds in connection with the redemption from the trust account may significantly reduce the amount remaining in the trust account and increase the percentage interest of the Company’s shares held by the Company’s sponsor.

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Additionally, the Company’s Amended and Restated Memorandum and Articles of Association provides that the Company shall not consummate any business combination if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, which could be impacted by the reduction in the trust account.

If the Extension Amendment and the Trust Amendment are approved, our sponsor has agreed to pay each shareholder that voted to approve the Extension Amendment and the Trust Amendment a Cash Payment of $0.02 per ordinary share (for a total of $10.54 per ordinary share payable to shareholders that voted to approve the Extension Amendment and the Trust Amendment and elected to redeem their shares), irrespective of whether such shareholder elected to have its shares redeemed. Any shareholder voting against, abstaining or not voting on either the Extension Amendment or the Trust Amendment will not be entitled to the Cash Payment. The Cash Payment will not come from the Company’s trust account but will be payable separate and apart from, and in addition to, any funds payable from the Company's trust account, as described herein.

Possible Claims Against, and Impairment of, the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete its initial business combination, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Certain of our directors have made advances to the Company in an amount of $500,000 in the aggregate, as of June 30, 2016. The advances are non-interest bearing, unsecured and will only be repaid upon the completion of a business combination. Our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan as additional funds as may be required. Up to $1,000,000 of any such loans (including the $500,000 of advances as of June 30, 2016, described above) may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender. Such shares would be identical to the private placement shares issued to the sponsor in connection with the IPO (the “private placement shares”). If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete a business combination within the required time period, Mr. Jonathan Goodwin, our Chief Executive Officer, Mr. Mark Klein, one of our directors, Mr. Waheed Alli, our Chariman, and Mr. Jonathan Mitchell, our Chief Financial Officer and a director, will be jointly and severally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriters. In the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Goodwin, Klein, Alli and Mitchell will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Messrs. Goodwin, Klein, Alli and Mitchell would be able to satisfy those obligations. With the exception of Messrs. Goodwin, Klein, Alli and Mitchell as described above, none of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $10.50 per share and Messrs. Goodwin, Klein, Alli and Mitchell assert that they are unable to satisfy any applicable obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Messrs. Goodwin, Klein, Alli and Mitchell to enforce their indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Messrs. Goodwin, Klein, Alli and Mitchell to enforce their indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of a public shareholder’s pro rata portion of the funds available in the trust account will not be less than $10.50 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

The Special Meeting

Date, Time and Place. The special meeting of the Company’s shareholders will be held at 10:30 a.m., local time, at the offices of Ellenoff Grossman and Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 on Tuesday, November 1, 2016.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting if you owned the Company’s shares at the close of business on October 11, 2016, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. At the close of business on October 11, 2016, there was outstanding 10,387,813 shares, each of which entitles its holder to cast one vote per proposal.

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Votes Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Extension Amendment and approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Trust Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the special meeting will be required to direct the ratification of the selection of Marcum LLP as our independent registered public accounting firm and to direct the chairman of the special meeting to adjourn the special meeting. The directors shall be appointed to the Board if so directed by the affirmative vote of a plurality of the shares present in person or by proxy at the special meeting. Public shareholders who vote for the Extension Amendment and the Trust Amendment, irrespective of whether they make the Election, will be entitled to receive the Cash Payment, provided that the Extension Amendment and the Trust Amendment are approved.

If you do not want the Extension Amendment or the Trust Amendment to be approved, you must vote against such proposals. You will still be entitled to make the Election if you vote against, abstain or do not vote on such proposals; however, by voting against, abstaining or not voting on, such proposals, you will not be entitled to receive the Cash Payment. If the Extension Amendment and the Trust Amendment are approved (and not abandoned), you will be entitled to redeem your shares for a pro rata portion of the funds available in the trust account only if you made the Election.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of the Company’s initial business combination in connection with a shareholder vote to approve such transaction, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association and any limitations to be contained in the definitive agreement relating to the Company’s initial business combination. You will also be able to redeem your public shares if the Company has not consummated a business combination by the Extended Termination Date.

Whether or not the Extension Amendment and the Trust Amendment are approved, if a business combination is not completed by the date specified in the Company’s Amended and Restated Memorandum and Articles of Association (including any later date if the Extension Amendment is approved and not abandoned), the public shares of such holders will be redeemed in accordance with the terms of the Amended and Restated Memorandum and Articles of Association promptly following such date.

Redemption. If you are a public shareholder, you may demand redemption of your shares by ensuring your bank or broker complies with the requirements identified herein. You will only be entitled to receive cash for these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment. See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Redemption Procedure” for more information on how to demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board to approve the proposals set forth herein to be presented to shareholders at the special meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Morrow at (800) 662-5200 or AAPC.info@morrowco.com. The Company has agreed to pay Morrow a fee of $20,000 and expenses, for its services in connection with the special meeting.

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Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not address any tax law other than U.S. federal income tax, such as U.S. estate or gift tax laws or the tax laws of any state, local or non-U.S. jurisdiction. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of the Company’s shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

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WE URGE HOLDERS OF OUR SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Redemption Procedure.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated. If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

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If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year ended December 31, 2015. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (in our case, our taxable year ending December 31, 2015), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year (in our case, our taxable years ending December 31, 2016 and December 31, 2017); and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year ending December 31, 2016. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

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If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder and such Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

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If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a "purging election." A purging election results in a deemed sale of such shares at their then fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new tax basis in his or her shares equal to the fair market value of such shares on the date of the purging election, and the holding period in such shares will begin on the day after the date of such purging election.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

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A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Redemption Procedure.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner of our shares (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares.

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Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

Company’s Recommendation to Shareholders

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The Board has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and the Trust Amendment. See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. See the section entitled “Reasons for the Extension Amendment and the Trust Amendment — Interests of the Company’s Officers and Directors.”

Stock Ownership

Information concerning the holders of certain Company shareholders is set forth below under “Beneficial Ownership of Securities.”

In connection with the shareholder vote to approve the Extension Amendment and the Trust Amendment, our sponsor, directors, executive officers or their affiliates may purchase shares in privately negotiated transactions prior to the special meeting. However, they have no current commitments to engage in such transactions. If they engage in such transactions, they will not make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. In addition, they may enter into transactions with such persons and others to provide them with incentives to acquire shares of the Company’s ordinary shares or vote their shares in favor of the Extension Amendment and the Trust Amendment. Such an agreement may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our sponsor, directors, executive officers or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements that the holders of a majority of the public shares present and entitled to vote at the special meeting to approve the Extension Amendment and the Trust Amendment and to ensure that there are sufficient funds remaining in the trust account to consummate any future potential initial business combination. While the exact nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, the transfer to such investors or holders of shares owned by the sponsor for nominal value.

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THE SPECIAL MEETING

The Company is furnishing this proxy statement to its shareholders as part of the solicitation of proxies by the Board for use at the special meeting. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place. The special meeting will be held at 10:30 a.m., local time, at the offices of Ellenoff Grossman and Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Tuesday, November 1, 2016.

Purpose. At the special meeting, holders of the Company’s shares will be asked to approve the following proposals:

●	To amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date before which the Company must complete a business combination from November 4, 2016 to November 3, 2017;

●	To amend the trust agreement to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from November 4, 2016 to November 3, 2017;

●	To direct the election of two directors to the Board, with each such director to serve until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

●	To direct the ratification of the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

●	To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve any of the foregoing proposals.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination, and, therefore, the Board will abandon the Extension Amendment and the Trust Amendment unless both are approved by shareholders. Notwithstanding shareholder approval of all proposals, the Board will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The Board has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and “FOR” the adoption of the Trust Amendment. The Board also recommends that you vote “FOR” directing the election of each nominee for director and “FOR” directing the ratification of Marcum LLP as the Company’s independent registered public accounting firm

Because of the business combination provisions of the Company’s Amended and Restated Memorandum and Articles of Association, if the Company’s initial business combination is not completed by the Current Termination Date, the Company will redeem the public shares for a pro rata portion of the funds available in the trust account, unless shareholders approve the Extension Amendment and the Trust Amendment.

The special meeting has been called only to consider approval of the proposals set forth herein. Under BVI law and the Company’s Amended and Restated Memorandum and Articles of Association, no other business may be transacted at the special meeting.

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You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed

Record Date; Who is Entitled to Vote. The record date for the special meeting is October 11, 2016. Record holders of the Company’s shares at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. At the close of business on the record date, there was outstanding 10,387,813 shares (including 7,687,500 public shares), each of which entitles its holder to cast one vote per proposal.

Vote Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Extension Amendment. Approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Trust Amendment. In relation to the other proposals, the Board will exercise its powers in relation to such matters in accordance with the affirmative vote of a majority or plurality of votes present at the meeting. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) and voting at the special meeting will be required to direct the ratification of the selection of Marcum LLP as our independent registered public accounting firm and to direct the chairman of the special meeting to adjourn the special meeting. The directors shall be appointed to the Board if so directed by the affirmative vote of a plurality of the shares present in person or by proxy at the special meeting.

The Company believes that given the Company’s expenditure of time, effort and money on finding an initial business combination and attempting to consummate the TLA transaction, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Amended and Restated Memorandum and Articles of Association, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on such amendments, dissenting public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of whether such public shareholders were holders as of the record date. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

If the Extension Amendment and the Trust Amendment are approved, our sponsor has agreed to pay each shareholder that voted to approve the Extension Amendment and the Trust Amendment a Cash Payment of $0.02 per ordinary share (for a total of $10.54 per ordinary share payable to shareholders that voted to approve the Extension Amendment and the Trust Amendment and elected to redeem their shares), irrespective of whether such shareholder elected to have its shares redeemed. Any shareholder voting against, abstaining or not voting on either the Extension Amendment or the Trust Amendment will not be entitled to the Cash Payment. The Cash Payment will not come from the Company’s trust account but will be payable separate and apart from, and in addition to, any funds payable from the Company's trust account, as described herein.

All public shareholders may make the Election even if they vote against the Extension Amendment and the Trust Amendment; however, by voting against, abstaining or not voting on, such proposals, you will not be entitled to receive the Cash Payment. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the Company’s initial business combination, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association and any limitations to be contained in the definitive agreement relating to the Company’s initial business combination. In addition, public shareholders who vote for the Extension Amendment or the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed its initial business combination by the Extended Termination Date.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

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Abstentions will have no effect on the proposals in this proxy statement.

The Board believes the current shareholders are not prejudiced by the proposed Extension Amendment and Trust Amendment since all holders of public shares are concurrently being offered the opportunity to redeem their shares for a pro rata portion of the funds available in the trust account.

The Company’s sponsor is expected to vote any shares (including any public shares owned by them) in favor of the Extension Amendment, the Trust Amendment and the other proposals set forth herein; however, unlike public shareholders that vote their shares in favor of the Extension Amendment and Trust Amendment, our sponsor will not receive the Cash Payment. On the record date, the sponsor beneficially owned and was entitled to vote 2,700,313 shares, representing approximately 26.0% of the Company’s issued and outstanding shares.

Voting Your Shares. Each share that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

If you are a shareholder with shares registered in your name, you may vote in person at the special meeting or by proxy card by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

If your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy and Changing Your Vote. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s Chief Financial Officer prior to the date of the special meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy delivering to the Company’s Chief Financial Officer at c/o Atlantic Alliance Partnership Corp., 590 Madison Avenue, New York, New York 10022, a written notice of revocation prior to the special meeting. If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your shares on the Extension Amendment, the Trust Amendment or the direction for election of two directors. This is known as a “broker non-vote.” Broker non-votes will have no effect on the Extension Amendment, the Trust Amendment or the direction for election of the directors, but will have an effect on the ratification of Marcum LLP as our independent registered public accounting firm to the extent that the broker votes for or against such proposal.

Questions About Voting. We have retained Morrow to assist us in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares, you may contact Morrow at (800) 662-5200 or AAPC.info@morrowco.com. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs. The Company is soliciting proxies on behalf of the Board. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay Morrow a fee of $20,000 and expenses for its services in connection with the special meeting.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

Stock Ownership. Information concerning the holdings of certain of the Company’s shareholders is set forth below under “Beneficial Ownership of Securities.”

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THE EXTENSION AMENDMENT

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the Termination Date from the Current Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A.

Each proposal of the Extension Amendment is essential to the overall implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination. The implementation of such proposals is conditioned on the approval of the Trust Amendment proposal, and, therefore, the Board will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals and the Trust Amendment are approved by shareholders. Notwithstanding shareholder approval of all proposals, the Board will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of the Company is annexed to this proxy statement as Annex A.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Extension Amendment, is required to approve the Extension Amendment.

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THE TRUST AMENDMENT

The Company is proposing to extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date by amending the trust agreement in the form set forth in Annex B.

The Trust Amendment is essential to the overall implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination. The implementation of such proposal is conditioned on the approval of the Extension Amendment proposal, and, therefore, the Board will abandon the Extension Amendment and the Trust Amendment unless each is approved by shareholders. Notwithstanding shareholder approval of all proposals, the Board will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by shareholders.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

A copy of the proposed amendment to the trust agreement is set forth in Annex B.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on the Trust Amendment, is required to approve the Trust Amendment.

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REASONS FOR THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT

The Company’s Amended and Restated Memorandum and Articles of Association currently provides that if a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations under BVI law to provide for claims of creditors and the requirements of other applicable law. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or up to $100,000 available to the Company from interest income on the trust account balance. If either the Extension Amendment or the Trust Amendment is not approved, no shareholders will be entitled to receive the Cash Payment.

The trust agreement provides that, unless a business combination is consummated by the Current Termination Date, the trustee would be required to commence liquidation on the Current Termination Date. Moreover, the trust agreement provides that funds may be withdrawn from the trust account only upon consummation of an initial business combination, in connection with the failure of the Company to consummate a business combination by the Current Termination Date or other limited purposes. The Trust Amendment is necessary to extend the period for the Company to consummate a business combination from the Current Termination Date to the Extended Termination Date and to permit the withdrawal and distribution of the funds to public shareholders who properly demand redemption in connection with the Extension Amendment and the Trust Amendment.

Our sponsor has waived its redemption rights with respect to its shares if we fail to consummate a business combination by the Current Termination Date. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or up to $100,000 available to the Company from interest income on the trust account balance. In considering the Extension Amendment and the Trust Amendment, the Board came to the conclusion that the potential benefits of an initial business combination to the Company and its shareholders outweighed the possibility of any liability as a result of the Extension Amendment and the Trust Amendment.

Since the completion of its IPO, the Company has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited financial statements. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business combination target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, operating companies and legal and accounting firms.

As previously disclosed, on May 3, 2016, we issued the Rule 2.7 Announcement stating that the Board and TLA reached agreement on the terms of a recommended offer by the Company for the entire issued and to be issued ordinary share capital of TLA. In connection with the Offer, the Rule 2.7 Announcement disclosed that the Company intended to acquire all outstanding shares of TLA in a cash and stock transaction by means of a court-sanctioned scheme of arrangement between TLA and TLA shareholders under the UK Companies Act of 2006, as amended.

On September 13, 2016, the Board determined that it was no longer in the best interests of the Company’s shareholders for the Company to proceed with the Offer considering TLA’s withdrawal of its recommendation to TLA shareholders. As a result, the Offer was withdrawn as also agreed with TLA.

As the Company believes an initial business combination would be in the best interests of the Company’s shareholders, and because the Company will not be able to conclude any such business combination by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date.

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The Company believes that given the Company’s expenditure of time, effort and money on finding an initial business combination and attempting to consummate the TLA transaction, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Amended and Restated Memorandum and Articles of Association, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on such amendments, dissenting public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Agreement regardless of whether such public shareholders were holders as of the record date. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association.

All public shareholders may make the Election. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of an initial business combination, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association and any limitations to be contained in the definitive agreement relating to the Company’s initial business combination. In addition, public shareholders who vote for the Extension Amendment or the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed its initial business combination by the Extended Termination Date. Public shareholders who vote for the Extension Amendment and the Trust Amendment, irrespective of whether they make the Election, will be entitled to receive the Cash Payment, provided that the Extension Amendment and the Trust Amendment are approved. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

As noted in “Possible Claims Against, and Impairment of, the Trust Account” below, the Extension Amendment and the Trust Amendment will result in the Company incurring additional transaction expenses. The Board believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the trust account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

However, if material liabilities are sought to be satisfied from the trust account, the trust account could possibly be reduced or subject to reduction beyond the reduction resulting from public shareholder redemptions, which could result in the reduction of a public shareholder’s current pro rata portion of the trust account available for distribution. Moreover, attendant litigation could result in a delay in the availability of trust account funds for use by the Company upon completion of the Company’s initial business combination. As of the date of this proxy statement, the Company is not aware of any such liabilities or litigation.

A shareholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time the Extension Amendment becomes effective, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Citigroup Global Markets Inc. the sole book-running manager of the IPO, has agreed to cover up to $225,000 of the Company’s legal and other expenses relating to the identification and consummation of the Company’s initial business combination.

Possible Claims Against, and Impairment of, the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s shareholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will incur substantial expenses in seeking to complete its initial business combination, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Certain of our directors have made advances to the Company in an amount of $500,000 in the aggregate, as of June 30, 2016. The advances are non-interest bearing, unsecured and will only be repaid upon the completion of a business combination. Our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan as additional funds as may be required. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment, other than interest on such proceeds. Up to $1,000,000 of any such loans (including the $500,000 of advances as of June 30, 2016, described above) may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender. Such shares would be identical to the private placement shares issued to the sponsor in connection with the IPO. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

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If the Company is unable to complete a business combination within the required time period, Messrs. Goodwin, Klein, Alli and Mitchell will be jointly and severally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriters. In the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Goodwin, Klein, Alli and Mitchell will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Messrs. Goodwin, Klein, Alli and Mitchell would be able to satisfy those obligations. With the exception of Messrs. Goodwin, Klein, Alli and Mitchell as described above, none of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $10.50 per share and Messrs. Goodwin, Klein, Alli and Mitchell assert that they are unable to satisfy any applicable obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against Messrs. Goodwin, Klein, Alli and Mitchell to enforce their indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Messrs. Goodwin, Klein, Alli and Mitchell to enforce their indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of a public shareholder’s pro rata portion of the funds available in the trust account will not be less than $10.50 per share. You should read the proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

In view of the foregoing, the Board believes it in the best interests of the Company’s shareholders to approve the Extension Amendment and the Trust Amendment.

Automatic Redemption

If the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to our obligations under BVI law to provide for claims of creditors and the requirements of other applicable law. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or up to $100,000 available to the Company from interest income on the trust account balance. If either the Extension Amendment or the Trust Amendment is not approved, no shareholders will be entitled to receive the Cash Payment.

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Redemption Rights

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will afford the public shareholders making the Election the opportunity to receive, at the time the Extension Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account. You will also be able to redeem your public shares in connection with the expected shareholder vote to approve an initial business combination, or if the Company has not consummated a business combination by the Extended Termination Date. However, only public shareholders who vote for the Extension Amendment and the Trust Amendment, irrespective of whether they make the Election, will be entitled to receive the Cash Payment, provided that the Extension Amendment and the Trust Amendment are approved.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of an initial business combination in connection with a shareholder vote to approve such transaction, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association and any limitations to be contained in the definitive agreement relating to the Company’s initial business combination. In addition, public shareholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Redemption Procedure

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016. A redemption demand may be made by ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind mzimkind@continentalstock.com, by two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016, or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that do not elect to exercise their redemption rights. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016, will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public shareholder tenders shares and the Extension Amendment and the Trust Amendment are not approved or are abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment and execution of the Trust Amendment. The Company will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

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If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, calculated as of the record date. As of August 31, 2016, this would amount to approximately $10.52 per share (including $0.02 of accrued interest). If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent by two business days prior to the special meeting, or by 5:00 p.m., local time, on Friday, October 28, 2016. If the Extension Amendment and the Trust Amendment are not approved or if they are abandoned, these shares will not be redeemed for cash. If the Extension Amendment and the Trust Amendment are approved, shareholders that voted in favor of the Extension Amendment and the Trust Amendment will be entitled to receive the Cash Payment. However, if the Company is unable to complete its initial business combination by the Current Termination Date (unless such date is extended), the shares of the public shareholders will be redeemed in accordance with the terms of the Amended and Restated Memorandum and Articles of Association promptly following such date.

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	if the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. Our sponsor has agreed to waive its redemption rights with respect to the founder shares if a business combination is not consummated by the Current Termination Date. In such event, the founder shares and private placement shares purchased by our sponsor for an aggregate of approximately $7.8 million will in all probability be worthless because they will not be entitled to participate in the redemption;

●	if the Extension Amendment and the Trust Amendment are not approved and a business combination is not consummated by the Current Termination Date, it is likely that the Company will not be able to repay the advances that certain directors made to the Company in an amount equal to $500,000 as of June 30, 2016, which is payable on the date on which the Company consummates a business combination;

●	if the Company is unable to complete a business combination within the required time period, Messrs. Goodwin, Klein, Alli and Mitchell will be jointly and severally liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the trust account and except as to any claims under our indemnity of the underwriters; and

●	all rights specified in the Company’s Amended and Restated Memorandum and Articles of Association relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the Company’s initial business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

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The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders. The Board has approved and declared advisable adoption of the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” such adoption.

In determining to recommend the Extension Amendment and the Trust Amendment, the Board concluded that an initial business combination is in the best interests of the Company’s shareholders, since it believes the Company’s shareholders may benefit from such transaction.

The Company believes that given the Company’s expenditure of time, effort and money on finding an initial business combination and attempting to consummate the TLA transaction, circumstances warrant providing public shareholders an opportunity to consider such business combination. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s Amended and Restated Memorandum and Articles of Association, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the trust account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the Company’s shares present (in person or by proxy) and voting at the special meeting and voting on such amendments, dissenting public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment and the Trust Amendment regardless of whether such public shareholders were holders as of the record date. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. However, the Company will not proceed with the Extension Amendment and the Trust Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001.

Having taken into account the matters discussed above, the Board believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the trust account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

The Board has unanimously approved the Extension Amendment and the Trust Amendment.

In addition, the Board was mindful of and took into account the conflicts, as described in “—Interests of the Company’s Officers and Directors”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The Board determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, as well as substantially less than the potential benefits to public shareholders wishing to have an opportunity to consider an initial business combination, which they, as Company shareholders as well, share. In making that determination, Messrs. Goodwin, Klein, Alli and Mitchell took into consideration the fact that as a result of the Company proposing the Extension Amendment and the Trust Amendment, they may incur indemnification obligations to the Company under their existing commitment substantially in excess of those currently accrued. At the same time, they recognized that completing an initial business combination would be expected to result in a company more capable than the Company alone to pay existing obligations of the Company and expenses incurred after approval of the Extension Amendment and the Trust Amendment, all of which obligations they might be called upon to pay under their existing commitment.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Amendment and the Trust Amendment.

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DIRECTOR ELECTION PROPOSAL

The Board is currently divided into three classes, with only one class of directors being elected in each year and each class serving a three-year term. At the special meeting, shareholders are being asked to direct the election of two directors to the Board to serve as the first class of directors.

The Board has nominated John Service and Daniel Winston, each a current director, for re-appointment as the first class of directors, to hold office until the annual meeting of shareholders in 2019, or until his successor is elected and qualified. The Board will procure the re-appointment of Messrs. Service and Winston if the shareholders direct the same in the manner set out pursuant to the Director Election Proposal.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to direct the election of each of Messrs. Service and Winston unless he is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.

For a biography of Messrs. Service and Winston, please see the section entitled “Management.”

Required Vote

Following the vote, the Board shall procure the re-appointment of the nominees receiving the highest number of affirmative votes. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation of the Board

The Board recommends that you vote “FOR” the direction for election of the nominees named above and shall procure their appointment or re-appointment in the event that the required vote is obtained.

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RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our shareholders to direct the ratification of the Audit Committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016, our Audit Committee intends to reconsider the selection of Marcum LLP as our independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2015. A representative of Marcum LLP is expected to be present at the special meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

The following is a summary of fees paid to our independent registered public accounting firm for services rendered during the period from January 14, 2015 (inception) through December 31, 2015:

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The aggregate fees billed by Marcum LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods, the registration statement for our IPO, the closing Form 8-K and other required filings with the SEC for the period from January 14, 2015 (inception) through December 31, 2015 totaled $73,619. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum LLP for consultations concerning financial accounting and reporting standards during the period from January 14, 2015 (inception) through December 31, 2015.

Tax Fees

We did not pay Marcum LLP for tax planning and tax advice for the period from January 14, 2015 (inception) through December 31, 2015.

All Other Fees

We did not pay Marcum LLP for other services for the period from January 14, 2015 (inception) through December 31, 2015.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The direction to ratify the appointment of Marcum LLP requires the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the special meeting.

Recommendation

The Board recommends that you vote “FOR” the ratification of the selection by the audit committee of Marcum LLP as our independent registered public accounting firm and such ratification will be procured by the board if the required vote is obtained.

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THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting shall not adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and entitled to vote on the matter at the special meeting vote for the adjournment proposal, the chairman of the special meeting will agree to exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Board recommends that you vote “FOR” the adjournment proposal.

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MANAGEMENT

Directors and Executive Officers

Our current directors and officers are listed below.

Name	Age	Position
Jonathan Goodwin	43	President, Chief Executive Officer and Director
Waheed Alli	51	Chairman of the Board of Directors
Jonathan Mitchell	35	Chief Financial Officer and Director
Mark Klein	54	Director
Iain H. Abrahams	56	Director
John Service	51	Director
Daniel Winston	54	Director

Jonathan Goodwin, our Chief Executive Officer, President and a director since inception, is founder and CEO of Lepe Partners LLP, an independent merchant bank focused on the media, internet and consumer sectors. Lepe Partners LLP started in December, 2011 as a successor to LongAcre Partners, a middle market boutique investment bank that he co-founded in 2000 and sold to Jefferies Group Inc. (“Jefferies”) in 2007. As CEO and Co-founder of LongAcre Partners, Mr. Goodwin built the company into a mid-market media and corporate finance house, prior to selling it to Jefferies. While at Jefferies, from 2007 to February 2011, Mr. Goodwin was head of global TMT (Technology, Media and Telecommunications) investment banking. During his career, Mr. Goodwin has advised on over 100 transactions in the media and internet sectors. Mr. Goodwin has focused on the media, internet and consumer sectors since his time at private equity investment firm, Apax Partners, which he joined in 1998. After leaving Apax Partners in 1998, he joined the Management Buy-In team of Talk Radio, a radio station that became the foundation for the Wireless Group PLC, the UK radio broadcasting and syndication company that went on to acquire a series of other UK radio stations before being acquired itself by UTV PLC in 2005 for £98 million. In 2006, Mr. Goodwin co-created, and remains involved in, the Founders Forum, a global network of digital and technology entrepreneurs which hosts one of Europe’s leading tech entrepreneur gathering and invite-only events in London for the last 9 years. In 2009, Mr. Goodwin also co-founded PROfounders Capital, an early-stage fund backed by entrepreneurs for digital entrepreneurs, which focuses on capital efficient, early-stage companies operating in the digital media and technology space, which to date has invested in 26 businesses. Mr. Goodwin is also President of the British Fashion Council’s Investment Pillar and sits on the advisory board for the Tech City Future Fifty. He has served as director of Boat International Group Limited, a private publishing and media company, since December 2013, as director of Boat Bidco Limited, a private publishing and media company, since December 2013, as director of Hotspring Ventures Limited, a private online health and beauty marketplace, since November 2014, as director of ChemD Holding Limited, a privately-held holding company for an online pharmacy, since November 2014, as non-executive director of The Towcester Racecourse Company Limited, a family-owned racecourse operator, since September 2012. He has an undergraduate degree in geography from the University of Nottingham. We believe that Mr. Goodwin is well qualified to serve as a director due to his wide-ranging experience in media, technology and finance, and his broad network of contacts.

Lord Waheed Alli, our Chairman and an independent director since March 2015, also serves as Chairman of the Board of the Indian fashion company KOOVS plc, an online retailer, as well as Chairman of the Board of Silvergate Media, a company specializing in children’s television, positions which he has held since August 2012 and September 2011, respectively. As a former managing director at Carlton TV, from March 1999 to November 2000, Lord Alli was responsible for the production of all its programs. He was also Managing Director of Planet 24, a UK-based independent production company, from October 1991 to December 2000. Since 1992 he has also been a director of “Castaway”, which has the rights to the reality TV program “Survivor”. Until November 2012, he was the founding Chairman of the Board of ASOS, plc, a global online fashion retailer, and since January 2006 has been a Director of Olga TV, a production company which he runs with television entertainer Paul O’Grady. Lord Alli was appointed a working Labour peer in July 1998. Lord Alli is also Chancellor of De Montford University, a trustee of The Elton John Aids Foundation and President of the National Youth Theatre. We believe Lord Alli is well qualified to serve as our Chairman due to his wide-ranging experience in media, technology and finance, and his broad network of contacts.

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Jonathan Mitchell, our Chief Financial Officer and a director since inception, also currently serves as a Managing Director at B. Riley Capital Management, LLC (until February 2015 known as MK Capital Advisors, LLC), an SEC registered Investment Advisor which also provides advisory services to high net worth individuals and small institutions, and serves as the advisor to the MKCA Opportunity Fund, a fund-of-funds, a position he has held since July 2013. In his role at B. Riley Capital Management, LLC, he helps oversee investment portfolios, while simultaneously providing an array of integrated family office services, and is a registered representative with its broker-dealer affiliate, B. Riley & Co., LLC. Prior to joining B. Riley Capital Management, LLC, from May 2009 to June 2013 he served as the founder and Chief Executive Officer of Pacific Capital Partners, a global investment company and private investment vehicle started on behalf of a dozen international family offices, which made investments in companies where it could add strategic value and capital to accelerate growth. Previous to founding Pacific Capital Partners, from 2005 to 2009, Mr. Mitchell was an Equities Manager at Cullen Investments, a single-family office, which made special situation investments (including SPACs), based in London and Auckland, New Zealand. Mr. Mitchell began his career at JP Morgan from 2004 to 2005 and currently serves on the Advisory Board for Lepe Partners LLP, and independent merchant bank, and GSV Capital, an investment fund focused on early stage technology companies. He holds a BA degree from the Bristol Business School of the University of the West of England. We believe Mr. Mitchell is well-qualified to serve as a director due to his extensive experience in finance, advisory services and investment banking.

Mark Klein, one of our independent directors since inception, from January 2010 to the present has served as a Managing Member of M. Klein & Company, LLC, an investment and holding company, which among other investments, owns the Klein Group, LLC, a registered broker dealer and FINRA member, where he is a Registered Representative and Principal.  He is also an employee of B. Riley Capital Management, LLC (until February 2015 known as MK Capital Advisers, LLC) an SEC registered Investment Advisor which he co-founded and sold in February 2015 to B. Riley Financial, Inc. B. Riley Capital Management, LLC in addition to providing advisory services to high net worth individuals and small institutions, serves as the advisor to the MKCA Opportunity Fund, a fund-of-funds.  In May 2011, Mr. Klein cofounded and joined the Board of Directors of GSV Capital, a business development company focused on equity investments in private growth companies. Mr. Klein has held significant management positions throughout his career, including serving as the Chief Executive Officer and Co-Chairman of the Board of National Holdings Corporation from March 2013 to December 2014.   Mr. Klein was a Board Member of Crumbs Bake Shop, Inc., formerly 57th Street General Acquisition Corp., where he served as the Chief Executive Officer and a Director from April 2010 until May 2011, and thereafter solely as Director until April 2014.  He served as a Director of Great American Group from May 2009 to August 2014, formerly Alternative Asset Management Acquisition Corporation, where he also served as Chief Executive Officer and Director from March 2007 to July 2009. From September 2006 to March 2007 Mr. Klein served as Chairman of Ladenburg Thalmann & Co. Inc., which is engaged in retail and institutional securities brokerage, investment banking and asset management services. From April 2005 to September 2006 he was Chief Executive Officer and President of Ladenburg Thalmann Financial Services, Inc., the parent of Ladenburg Thalmann & Co. Inc., and Chief Executive Officer of Ladenburg Thalmann Asset Management Inc., a subsidiary of Ladenburg Thalmann Financial Services, Inc.  Mr. Klein served as the Chief Executive Officer and President of NBGI Asset Management, Inc. and NBGI Securities, which were U.S. subsidiaries of the National Bank of Greece from March 2000 to March 2005. Prior to joining NBGI, Mr. Klein was President and Founder of Newbrook Capital Management, Founder and Managing Member of Independence Holdings Partners, LLC, a private equity fund-of-funds company, and Founder and General Partner of Intrinsic Edge Partners, a long/short equity fund. Prior to joining Newbrook, he was a Senior Portfolio Manager for PaineWebber and Smith Barney Shearson. Mr. Klein is a graduate of J.L. Kellogg Graduate School of Management at Northwestern University, with a Masters of Management Degree and Bachelors of Business Administration Degree with high distinction from Emory University. We believe Mr. Klein is well-qualified to serve as a director due to his extensive experience in finance, advisory services, operations, management, investment banking and his wide ranging contacts in those fields.

Iain H. Abrahams, one of our directors since April 2015, is also a director at Fox Investments Limited, a family office investment company, and its various subsidiaries, where he has worked full time since October 2012. He became a director of Vacuum Furnace Engineering Limited in December 2014. Prior to this, beginning in 1995, Mr. Abrahams joined BZW (later Barclays Capital), where in December 2008 he joined the Executive Committee and was responsible for its Treasury, Liquidity, Principal Investments and Credit Markets sections. In 2011, he became Executive Vice Chairman of Barclays Bank, and chaired the Group Treasury and Real Estate Committees. He was a partner at Ernst & Young from 1988 to 1992 and was associated with Slaughter & May from 1992 to 1995. He is Treasurer and a Trustee of the Elton John Aids Foundation, a UK registered charity. He has a degree in law from the University of Glasgow and is a member of the Institute of Chartered Accountants of Scotland. We believe Mr. Abrahams is well-qualified to serve on our Board due to his experience in banking and finance as well as his legal experience.

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John Service, one of our directors since April 2015, currently serves as a Portfolio Manager at Slome Capital LLC, a single-family office, where he has been since March 2013. In his role at Slome Capital LLC, he helps oversee a portfolio allocating to a variety of alternative investment strategies. Prior to joining Slome Capital LLC, from August 2011 to December 2012, he served as a Portfolio Manager at Portland House Advisors Inc., the investment arm of a large single-family office where he focused on managing the hedge fund portfolio. Before joining Portland House Advisors Inc., from April 2009 to July 2011, he was Head of Research at Harbor Hill Management, an investment consulting group, and from January 2007 until March 2009, Mr. Service was the Portfolio Manager and Investment Committee Member at ThreeAM Inc,. a fund of hedge funds. Prior to joining ThreeAM Inc., from 2004 to December 2006, Mr. Service was a Director and Head of Hedge Fund Structured Products at Wachovia Securities, where he launched the new business and oversaw the team which managed the business. Mr. Service began his career in alternative investments in 1996 at RBC Capital Markets and prior to leaving in 2004 was a Director of the Alternative Assets Group. He received a degree in Economics from Gettysburg College and is a Chartered Alternative Investment Analyst Association charter holder. We believe Mr. Service is well qualified to serve on our Board due to his experience with alternative investment and hedge fund strategies and his background in finance.

Daniel Winston, one of our directors since April 2015, has, since March 2014, also served as the Chief Sales, Marketing, and Community Officer and a member of the executive committee of Newsela, Inc., a startup company offering an online English Language Arts product to K-12 schools. Prior to this, in 1994, he founded CCT Group, Inc., a private consulting firm where he worked actively until December 2013. CCT’s clients included Fortune 500 companies in a variety of industries, non-profit corporations as well as the City of New York and the State of Colorado. CCT is currently in the process of winding down its active consulting operations but still has ongoing maintenance contracts. Prior to this, from 1984 to 1994, Mr. Winston worked in a variety of positions at Citibank, N.A., mostly in national operations, attaining the title of Vice President. Mr. Winston has a degree in Operations Research and Industrial Engineering from Cornell University. We believe Mr. Winston is well qualified to serve on our Board due to his experience in business planning and operations, consulting, sales, marketing, and business development.

Number and Terms of Office of Officers and Directors

Our Board is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, currently consisting of Messrs. Service and Winston, will expire at the special meeting. The term of office of the second class of directors, consisting of Messrs. Klein and Abrahams, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Messrs. Alli, Goodwin and Mitchell, will expire at the third annual meeting.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Amended and Restated Memorandum and Articles of Association as it deems appropriate. Our Amended and Restated Memorandum and Articles of Association provides that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, one or more vice-presidents, secretaries and treasurers and such other offices as may be determined by the Board.

Shareholder Communications

Shareholders who wish to communicate directly with our Board, or any individual director, should direct questions in writing to the Company’s Chief Financial Officer, Atlantic Alliance Partnership Corp., 590 Madison Avenue, New York, New York 10022. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Company’s Chief Financial Officer will make copies of all such letters and circulate them to the appropriate director or directors.

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Director Independence

Nasdaq listing standards require that a majority of our Board be independent as long as we are not a controlled company. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Alli, Abrahams, Klein, Service and Winston are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The Board believes that prior to the consummation of the Company’s initial business combination, the most effective leadership structure is for Mr. Goodwin to continue to serve as our principal executive officer and Mr. Alli to continue to serve as chairman. The Board has chosen to separate the principal executive officer and chairman positions because it believes that (i) independent oversight of management is an important component of an effective board of directors and (ii) this structure benefits the interests of all shareholders. If the Board convenes for a meeting, the non-management directors will meet in executive session if circumstances warrant. Given the composition of the Board with a strong slate of independent directors, the Board does not believe that it is necessary to formally designate a lead independent director at this time, although it may consider appointing a lead independent director if circumstances change.

The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the Board including the procedures that the Company has adopted to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Board of Directors and Committees

During the period from January 14, 2015 (inception) through December 31, 2015, our Board met or acted by written consent twelve times, our audit committee held four meetings and our compensation committee acted by written consent one time. Each of our directors attended 100% of the board meetings and their respective committee meetings. The Company does not have a policy regarding director attendance at annual meetings, but encourages the directors to attend if possible.

Audit Committee

We have established an audit committee of the Board. Messrs. Abrahams, Klein and Service currently serve as members of our audit committee. Mr. Klein serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Messrs. Abrahams, Klein and Service are independent.

Each member of the audit committee is financially literate and our Board has determined that Mr. Service qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

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We have adopted an audit committee charter, which details the responsibilities of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Winston and Service. Mr. Service serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

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Notwithstanding the foregoing, no compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the consummation of an initial business combination, except that we may pay Lepe Partners LLP, an entity affiliated with our President and Chief Executive Officer, and/or M. Klein & Co. LLC, an entity affiliated with one of our directors, a fee for financial advisory services rendered in connection with our identification, negotiation and consummation of our initial business combination, which will not be made from the proceeds held in the trust account prior to the completion of our initial business combination. The amount of any fee we pay to Lepe Partners LLP and/or M. Klein & Co. LLC will be based upon the prevailing market for similar services for such transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest.

Other Board Committees

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who we expect to participate in the consideration and recommendation of director nominees are Messrs. Alli, Abrahams, Klein, Service and Winston. In accordance with Rule 5605(e)(1)(A) of the Nasdaq Rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in Regulation 9.1 of our Memorandum and Articles of Association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Conduct and Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. Copies of our Code of Ethics and our audit committee and compensation committee charters are available, without charge, upon request from us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

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Executive Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

No compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the consummation of an initial business combination, except that we may pay Lepe Partners LLP, an entity affiliated with our President and Chief Executive Officer, and/or M. Klein & Co. LLC, an entity affiliated with one of our directors, a fee for financial advisory services rendered in connection with our identification, negotiation and consummation of our initial business combination, which will not be made from the proceeds held in the trust account prior to the completion of our initial business combination. The amount of any fee we pay to Lepe Partners LLP and/or M. Klein & Co. LLC will be based upon the prevailing market for similar services for such transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 10,387,813 shares of our common stock outstanding as of October 11, 2016, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers and directors; and

●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
AAP Sponsor (PTC) Corp. (our sponsor)(2)	2,700,313	26.0%
Jonathan Goodwin(2)(3)	786,518	7.6%
Waheed Alli(4)	377,194	3.6%
Jonathan Mitchell(2)(5)	32,500	*
Mark Klein(2)(6)	299,694	2.9%
Iain Abrahams(7)	631,407	6.1%
John Service(8)	15,500	*
Dan Winston(9)	5,000	*
All directors and executive officers as a group (7 individuals)	2,147,813	20.7%
Polar Asset Management Partners Inc.(10)	1,327,732	12.8%
Silver Rock Financial LLC(11)	754,907	7.3%
Weiss Asset Management LP(12)	1,225,100	11.8%
Glazer Capital, LLC(13)	718,810	6.9%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 590 Madison Avenue, New York, New York 10022.
(2)	The sole directors of our sponsor who exercise voting and dispositive control over the shares held by our sponsor are Messrs. Goodwin, Klein and Mitchell. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our sponsor. Based upon the foregoing analysis, no individual director of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.
(3)	Lepe Partners LLP, an affiliate of Mr. Goodwin, through a trust relationship with our sponsor, has a pecuniary interest in 577,049 of our founder shares. Mr. Goodwin, through a trust relationship with our sponsor, has a pecuniary interest in 209,469 of the private placement shares.
(4)	Through a trust relationship with our sponsor, Lord Alli has a pecuniary interest in 277,194 of our founder shares and 100,000 of the private placement shares.
(5)	Through a trust relationship with our sponsor, Mr. Mitchell has a pecuniary interest in 32,500 of our founder shares.
(6)	M. Klein & Company, LLC, an affiliate of Mr. Klein, through a trust relationship with our sponsor, has a pecuniary interest in 224,694 of our founder shares and 75,000 of the private placement shares.
(7)	Fox Investments Limited, an affiliate of Mr. Abrahams, through a trust relationship with our sponsor, has a pecuniary interest in 423,438 of our founder shares and 207,969 of the private placement shares.
(8)	Through a trust relationship with our sponsor, Mr. Service has a pecuniary interest in 12,000 of our founder shares and 3,500 of the private placement shares.

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(9)	Through a trust relationship with our sponsor, Mr. Winston has a pecuniary interest in 5,000 of our founder shares.
(10)	According to a Schedule 13G/A filed with the SEC on June 10, 2016 on behalf of Polar Asset Management Partners Inc., a company incorporated under the laws on Ontario, Canada, which serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.
(11)	According to a Schedule 13G/A filed with the SEC on June 21, 2016 on behalf of Silver Rock Financial GP LLC, a Delaware company, Silver Rock Financial LP (“SRF-LLC”) and Carl Meyer. The business address of SRF-LLC is 1250 Fourth Street, Suite 550, Santa Monica, California 90401. The business address of each other reporting person is 2425 Olympic Blvd., Suite 4060W, Santa Monica, California 90404.
(12)	According to a Schedule 13G/A filed with the SEC on September 16, 2016 on behalf of Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), and its affiliates. Includes shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP LLC, a Delaware limited liability company (“BIP GP”), is the sole general partner. Weiss Asset Management is the sole investment manager to the Partnership. WAM GP LLC, a Delaware limited liability company (“WAM GP”), is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership. The business address of this shareholder is 222 Berkeley St., 16th Floor, Boston, Massachusetts 021169.
(13)	According to a Schedule 13G filed with the SEC on September 23, 2016 on behalf of Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), and Paul J. Glazer. Mr. Glazer is (i) the managing member of Paul J. Glazer, LLC, a Delaware limited liability company, which in turn serves as the general partner of Glazer Capital Management L.P. ("GCM") and Glazer Enhanced Fund, L.P. ("GEF"), both Delaware limited partnerships, and (ii) the managing member of Glazer Capital, which in turn serves as the investment manager of GCM, GEF, Glazer Offshore Fund, Ltd. ("GOF"), a Cayman Islands corporation, and Glazer Enhanced Offshore Fund, Ltd.("GEOF"), a Cayman Islands corporation. In addition, Glazer Capital manages on a discretionary basis separate accounts for two unrelated entities that own shares of our common stock (collectively, the "Separate Accounts"). Although Mr. Glazer does not directly own any shares of our common stock, Mr. Glazer is deemed to beneficially own the 718,810 shares of common stock held by GOF, GEOF, GCM, GEF and the Separate Accounts.. The business address of this shareholder is 590 Madison Avenue, New York, NY 10022.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On January 15, 2015, our sponsor purchased 2,156,250 founder shares for an aggregate purchase price of $25,000, or approximately $0.012 per share. On May 4, 2015, 234,375 of such shares were forfeited because the over-allotment option related to our IPO was not exercised in full.

Our sponsor purchased an aggregate of 778,438 ordinary shares at a price of $10.00 per share ($7,784,380 in the aggregate) in private placements that closed simultaneously with the closing of our IPO and the over-allotment closing. The private placement shares may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

If any of our officers or directors (other than our independent directors) becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Commencing on the date of the prospectus relating to the IPO, Mark D. Klein, one of our independent directors, has agreed to provide, at no cost to us, office space and general administrative services.

No compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination, except that we may pay Lepe Partners LLP, an entity affiliated with our President and Chief Executive Officer, and/or M. Klein & Co. LLC, an entity affiliated with one of our directors, a fee for financial advisory services rendered in connection with our identification, negotiation and consummation of our initial business combination, which will not be made from the proceeds held in the trust account prior to the completion of our initial business combination.  The amount of any fee we pay to Lepe Partners LLP and/or M. Klein & Co. LLC will be based upon the prevailing market for similar services for such transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

Prior to our IPO, Lepe Partners LLP, an affiliate of our Chief Executive Officer and President, has loaned and advanced to us a total of $162,633 to be used for a portion of the expenses of such offering. These loans and advances were non-interest bearing, unsecured and were repaid upon the closing of our IPO.

Certain of our directors have made advances to the Company in an amount of $500,000 in the aggregate, as of June 30, 2016. The advances are non-interest bearing, unsecured and will only be repaid upon the completion of a business combination. In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans (including the $500,000 of advances as of June 30, 2016, described above) may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender. These shares would be identical to the private placement shares.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

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Pursuant to a registration rights agreement we entered into with our sponsor and the initial purchaser of the private placement shares upon the closing of our IPO, and holders of shares issuable upon conversion of working capital loans subsequent thereto, we may be required to register certain securities for sale under the Securities Act. These holders are entitled under the registration rights agreement to make up to three demands that we register certain of our securities held by them for sale under the Securities Act and to have the securities covered thereby registered for resale pursuant to Rule 415 under the Securities Act. In addition, these holders have the right to include their securities in other registration statements filed by us. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until the securities covered thereby are released from their lock-up restrictions, as described herein. We will bear the costs and expenses of filing any such registration statements.

If the Extension Amendment and the Trust Amendment are approved, our sponsor has agreed to pay each shareholder that voted to approve the Extension Amendment and the Trust Amendment a Cash Payment of $0.02 per ordinary share (for a total of $10.54 per ordinary share payable to shareholders that voted to approve the Extension Amendment and the Trust Amendment and elected to redeem their shares), irrespective of whether such shareholder elected to have its shares redeemed. Any shareholder voting against, abstaining or not voting on either the Extension Amendment or the Trust Amendment will not be entitled to the Cash Payment. The Cash Payment will not come from the Company’s trust account but will be payable separate and apart from, and in addition to, any funds payable from the Company's trust account, as described herein.

Related Party Policy

We adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that we adopted prior to the consummation of our IPO was filed as an exhibit to the registration statement related to such offering.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our IPO, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. A form of the audit committee charter that we adopted prior to the consummation of our IPO was filed as an exhibit to the registration statement related to such offering. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA or an accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, other than the following payments, none of which will be made from the proceeds held in the trust account prior to the completion of our initial business combination:

●	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination;

●	Repayment of $500,000 of advances made by certain directors to the Company as of June 30, 2016 and any loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto; but up to $1,000,000 of such loans (including the $500,000 of advances as of June 30, 2016, described above) may be convertible into shares of the post business combination entity at a price of $10.00 per share at the option of the lender; and

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●	We may pay Lepe Partners LLP, an entity affiliated with our President and Chief Executive Officer, and/or M. Klein & Co. LLC, an entity affiliated with one of our directors, a fee for financial advisory services rendered in connection with our identification, negotiation and consummation of our initial business combination. The amount of any fee we pay to Lepe Partners LLP and/or M. Klein & Co. LLC will be based upon the prevailing market for similar services for such transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest.

Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

SHAREHOLDER PROPOSALS

If you intend to have your proposal included in our proxy statement and proxy card for our 2017 annual meeting, the proposal must be received at our principal executive offices by June [__], 2017, but if the 2017 annual meeting is called for a date that is not within 30 days before or after the anniversary of the special meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2017 annual meeting of shareholders. Shareholder proposals for the 2017 annual meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to our 2017 annual meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 590 Madison Avenue, New York, New York 10022.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website athttp://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Jonathan Mitchell
Chief Financial Officer
Atlantic Alliance Partnership Corp.
590 Madison Avenue

New York, New York 10022
Tel: (212) 409-2400

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ANNEX A

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

MEMORANDUM OF ASSOCIATION

OF

Atlantic Alliance Partnership Corp.

a company limited by shares

Amended and Restated on 28 April 2015 and on [     ] 2016

1	NAME

The name of the Company is Atlantic Alliance Partnership Corp.

2	STATUS

The Company shall be a company limited by shares.

3	REGISTERED OFFICE AND REGISTERED AGENT
3.1	The first registered office of the Company is at Nemours Chambers, Road Town, Tortola, British Virgin Islands, the office of the first registered agent.
3.2	The first registered agent of the Company is Elian Fiduciary Services (BVI) Limited of Nemours Chambers, Road Town, Tortola, British Virgin Islands.
3.3	The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.
4	CAPACITY AND POWER
4.1	The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:
(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and
(b)	for the purposes of paragraph (a), full rights, powers and privileges.
4.2	There are subject to Clause 4.1 and Regulation 23, no limitations on the business that the Company may carry on.

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5	NUMBER AND CLASSES OF SHARES
5.1	The Company is authorised to issue an unlimited number of shares of no par value divided into six classes of shares as follows:
(a)	Ordinary shares of no par value (Ordinary Shares);
(b)	Class A preferred shares of no par value (Class A Preferred Shares);
(c)	Class B preferred shares of no par value (Class B Preferred Shares);
(d)	Class C preferred shares of no par value (Class C Preferred Shares);
(e)	Class D preferred shares of no par value (Class D Preferred Shares); and
(f)	Class E preferred shares of no par value (Class E Preferred Shares and together with the Class A Preferred Shares, the Class B Preferred Shares, Class C Preferred Shares and the Class D Preferred Shares being referred to as the Preferred Shares).
5.2	The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares and/or round up or down fractional holdings of Shares to the nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.
6	DESIGNATIONS POWERS PREFERENCES OF SHARES
6.1	Each Ordinary Share in the Company confers upon the Member (unless waived by such Member):
(a)	Subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;
(b)	the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 23.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 23.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 23.11;
(c)	the right to an equal share with each other Ordinary Share in any dividend paid by the Company; and
(d)	subject to satisfaction of and compliance with Regulation 23, the right to an equal share with each other Ordinary Share in the distribution of the surplus assets of the Company on its liquidation.

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6.2	The rights, privileges, restrictions and conditions attaching to the Preferred Shares shall be stated in this Memorandum, which shall be amended accordingly prior to the issue of such Preferred Shares. Such rights, privileges, restrictions and conditions may include:
(a)	the number of shares and series constituting that class and the distinctive designation of that class;
(b)	the dividend rate of the Preferred Shares of that class, if any, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in relation to, the dividends payable on any other class or classes of Preferred Shares;
(c)	whether that class shall have voting rights, and, if so, the terms of such voting rights;
(d)	whether that class shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;
(e)	whether or not the Preferred Shares of that class shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting Shares for redemption if less than all Preferred Shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount maybe less than fair value and which may vary under different conditions and at different dates;
(f)	whether that class shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of Preferred Shares of that class, and, if so, the terms and amounts of such sinking fund;
(g)	the right of the Preferred Shares of that class to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional Preferred Shares (including additional Preferred Shares of such class of any other class) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition or any subsidiary of any outstanding Preferred Shares of the Company;
(h)	the right of the Preferred Shares of that class in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and whether such rights be in preference to, or in relation to, the comparable rights or any other class or classes of Preferred Shares; and
(i)	any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that class.

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6.3	The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 and Regulation 23 of the Articles.
6.4	The Directors have the authority and the power by Resolution of Directors:
(a)	to authorise and create additional classes of shares; and
(b)	(subject to the provisions of Clause 6.2) to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.
7	VARIATION OF RIGHTS
7.1	Prior to a Business Combination but subject always to the limitations set out in Clause 11 in respect of amendments to the Memorandum and Articles, the rights attached to the Ordinary Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of at least sixty-five percent (65%) of the total number of Ordinary Shares that have voted (and are entitled to vote thereon) in relation to any such resolution, unless otherwise provided by the terms of issue of such class.
7.2	Following the consummation of a Business Combination, the rights attached to the Ordinary Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Ordinary Shares present at a duly convened and constituted meeting of the Members of the Company holding Ordinary Shares which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.
7.3	The rights attached to any class of Preferred Shares in issue as specified in Clause 6.2 may only, whether or not the Company is being wound up, be varied by a resolution passed at a meeting by the holders of more than fifty percent (50%) of the Preferred Shares of that same class present at a duly convened and constituted meeting of the Members of the Company holding Preferred Shares in such class which were present at the meeting and voted unless otherwise provided by the terms of issue of such class.
8	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9	REGISTERED SHARES
9.1	The Company shall issue registered shares only.

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9.2	The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.
10	TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11	AMENDMENT OF MEMORANDUM AND ARTICLES
11.1	The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:
(a)	to restrict the rights or powers of the Members to amend the Memorandum or Articles;
(b)	to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;
(c)	in circumstances where the Memorandum or Articles cannot be amended by the Members; or
(d)	to change Clauses 7 or 8, this Clause 11 or Regulation 23 (or any of the defined terms used in any such Clause or Regulation).
11.2	Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles by a Resolution of Members to amend:
(a)	Regulation 23 prior to the Business Combination if the amendment would affect the substance or timing of the Company’s obligation to pay or to offer to pay the applicable Per-Share Redemption Price to any holder of the Public Shares, unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 23.11; or

(b)	Regulation 9.1(b) or Regulation 9.5 during the Target Business Acquisition Period.

12	DEFINITIONS AND INTERPRETATION
12.1	In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:
(a)	Act means the BVI Business Companies Act, 2004 and includes the regulations made under the Act;
(b)	AGM means an annual general meeting of the Members;
(c)	Amendment has the meaning ascribed to it in Regulation 23.11;

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(d)	Amendment Redemption Event has the meaning ascribed to it in Regulation 23.11;
(e)	Approved Amendment has the meaning ascribed to it in Regulation 23.11;
(f)	Articles means the attached Articles of Association of the Company;
(g)	Automatic Redemption Event shall have the meaning given to it in Regulation 23.2;
(h)	Board of Directors means the board of directors of the Company;
(i)	Business Combination shall mean the initial acquisition by the Company, whether through a merger, share reconstruction or amalgamation, asset or share acquisition, exchangeable share transaction, contractual control arrangement or other similar type of transaction, with a Target Business at Fair Value;
(j)	Business Combination Articles means Regulation 23 relating to the Company's obligations regarding the consummation of a Business Combination;
(k)	Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;
(l)	Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;
(m)	Class A Preferred Shares has the meaning ascribed to it in Clause 5.1;
(n)	Class B Preferred Shares has the meaning ascribed to it in Clause 5.1;
(o)	Class C Preferred Shares has the meaning ascribed to it in Clause 5.1;
(p)	Class D Preferred Shares has the meaning ascribed to it in Clause 5.1;
(q)	Class E Preferred Shares has the meaning ascribed to it in Clause 5.1;
(r)	Class A Directors has the meaning ascribed to it in Regulation 9.1(b);
(s)	Class B Directors has the meaning ascribed to it in Regulation 9.1(b);
(t)	Class C Directors has the meaning ascribed to it in Regulation 9.1(b);
(u)	Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select System, Global System or the Capital Market of the Nasdaq Stock Market LLC., the NYSE MKT or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

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(v)	Director means any director of the Company, from time to time;
(w)	Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;
(x)	Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;
(y)	Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;
(z)	Exchange Act means the United States Securities Exchange Act of 1934, as amended;
(aa)	Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

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(bb)	Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for a Business Combination;
(cc)	FINRA means the Financial Industry Regulatory Authority of the United States;
(dd)	Initial Shareholder means the Sponsor;
(ee)	Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15.
(ff)	Insider means any Officer, Director or pre-IPO shareholder (and their respective affiliates);
(gg)	IPO means the initial public offering of securities of the Company;
(hh)	Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;
(ii)	Memorandum means this Memorandum of Association of the Company;
(jj)	Officer means any officer of the Company, from time to time;
(kk)	Ordinary Shares has the meaning ascribed to it in Clause 5.1;
(ll)	Per-Share Redemption Price means:
(i)	with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned but less any amounts of interest released for the payment of taxes and up to US$ 100,000 of the interest earned to pay dissolution expenses, divided by the number of then outstanding Public Shares;
(ii)	with respect to an Amendment Redemption Event, the aggregate amount then on deposit in the Trust Account including interest earned but less any amounts of interest released for the payment of taxes, divided by the number of then outstanding Public Shares; and
(iii)	with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account on the date that is two Business Days prior to the consummation of the Business Combination including interest earned but less any amounts of interest released for the payment of taxes, divided by the number of then outstanding Public Shares;

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(mm)	Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;
(nn)	Public Shares means the Shares issued in the IPO;
(oo)	Preferred Shares has the meaning ascribed to it in Clause 5.1;
(pp)	Redemption Offer has the meaning ascribed to it in Regulation 23.5(b);
(qq)	Registration Statement has the meaning ascribed to it in Regulation 23.10;
(rr)	relevant system means a relevant system for the holding and transfer of shares in uncertificated form;
(ss)	Resolution of Directors means either:
(i)	Subject to sub-paragraph (ii) below, a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or
(ii)	a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;
(tt)	Resolution of Members means:
(i)	prior to the consummation of a Business Combination (but excluding any Resolution of Members in relation to a Business Combination pursuant to Regulation 23.4), a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of the holders of at least sixty-five percent (65%) of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted; or

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(ii)	following the consummation of a Business Combination or in relation to any Resolution of Members that may be proposed for the purpose of approving a Business Combination pursuant to Regulation 23.4, a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;
(uu)	Seal means any seal which has been duly adopted as the common seal of the Company;
(vv)	SEC means the United States Securities and Exchange Commission;
(ww)	Securities means Shares and debt obligations of every kind of the Company, and including without limitation options, warrants and rights to acquire shares or debt obligations;
(xx)	Securities Act means the United States Securities Act of 1933, as amended;
(yy)	Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;
(zz)	Sponsor means AAP Sponsor (PTC) Corp, a business company incorporated in the British Virgin Islands with limited liability;
(aaa)	Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;
(bbb)	Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company's IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.
(ccc)	Tender Redemption Offer has the meaning ascribed to it in Regulation 23.5(a);
(ddd)	Termination Date has the meaning given to it in Regulation 23.2;
(eee)	Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled; and
(fff)	Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and proceeds from a simultaneous private placement of like securities by the Company are deposited as may be reduced from time to time for amounts reserved for taxes; and
(ggg)	written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and "in writing" shall be construed accordingly.

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12.2	In the Memorandum and the Articles, unless the context otherwise requires, a reference to:
(a)	a Regulation is a reference to a regulation of the Articles;
(b)	a Clause is a reference to a clause of the Memorandum;
(c)	voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;
(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended; and
(e)	the singular includes the plural and vice versa.
12.3	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.
12.4	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

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We, Elian Fiduciary Services (BVI) Limited of Nemours Chambers, P.O. Box 3170, Road Town, Tortola, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association.

Dated the 14 day of January, 2015

Incorporator

Signed for and on behalf of Elian Fiduciary Services (BVI) Limited of

Nemours Chambers, Road Town, British Virgin Islands

…………………………………

Signature of authorised signatory

Monique Adams

…………………………………

Print name

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TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

ARTICLES OF ASSOCIATION

OF

Atlantic Alliance Partnership Corp.

a company limited by shares

Amended and Restated on 28 April 2015 and on [ ] 2016

1	REGISTERED SHARES
1.1	Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.
1.2	Any Member receiving a certificate shall indemnify and hold the Company and its Directors and Officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.
1.3	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.
1.4	Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.
1.5	Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.
1.6	Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

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1.7	Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon consummation of the IPO.
2	SHARES
2.1	Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.
2.2	Without prejudice to any special rights previously conferred on the holders of any existing Preferred Shares or class of Preferred Shares, any class of Preferred Shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine.
2.3	Section 46 of the Act does not apply to the Company.
2.4	A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.
2.5	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:
(a)	the amount to be credited for the issue of the Shares;
(b)	their determination of the reasonable present cash value of the non-money consideration for the issue; and
(c)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.
2.6	The Company shall keep a register (the share register) containing:
(a)	the names and addresses of the persons who hold Shares;
(b)	the number of each class and series of Shares held by each Member;
(c)	the date on which the name of each Member was entered in the share register; and
(d)	the date on which any Eligible Person ceased to be a Member.

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2.7	The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.
2.8	A Share is deemed to be issued when the name of the Member is entered in the share register.
2.9	Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine.
3	FORFEITURE
3.1	Shares that are not fully paid on issue are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.
3.2	A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.
3.3	The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.
3.4	Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.
3.5	The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.
4	TRANSFER OF SHARES
4.1	Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.
4.2	The transfer of a Share is effective when the name of the transferee is entered on the share register.

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4.3	If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:
(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and
(b)	that the transferee's name should be entered in the share register notwithstanding the absence of the instrument of transfer.
4.4	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.
5	DISTRIBUTIONS
5.1	Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.
5.2	Dividends may be paid in money, shares, or other property.
5.3	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company's assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.
5.4	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.
5.5	No dividend shall bear interest as against the Company.
6	REDEMPTION OF SHARES AND TREASURY SHARES
6.1	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

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6.2	The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)	the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or
(b)	the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.
6.3	Sections 60, 61 and 62 of the Act shall not apply to the Company.
6.4	Subject to the provisions of Regulation 23, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.
6.5	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.
6.6	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.
6.7	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.
7	MORTGAGES AND CHARGES OF SHARES
7.1	A Member may by an instrument in writing mortgage or charge his Shares.
7.2	There shall be entered in the share register at the written request of the Member:
(a)	a statement that the Shares held by him are mortgaged or charged;
(b)	the name of the mortgagee or chargee; and
(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.
7.3	Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:
(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or
(b)	upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

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7.4	Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:
(a)	no transfer of any Share the subject of those particulars shall be effected;
(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and
(c)	no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8	MEETINGS AND CONSENTS OF MEMBERS
8.1	Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. An AGM shall be held annually beginning one year after the first fiscal year end following the IPO, on such precise date and time as may be determined by the Directors.
8.2	Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.
8.3	The Director convening a meeting of Members shall give not less than 10 nor more than 60 days' written notice of such meeting to:
(a)	those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and
(b)	the other Directors.
8.4	The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting.
8.5	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.
8.6	The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.
8.7	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.
8.8	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

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8.9	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Atlantic Alliance Partnership Corp.

I/We being a Member of the above Company HEREBY APPOINT ……………………………………………………… of …………………………...……….…………..………… or failing him ………………………………….…………………….. of ………………………………………………………..…..…… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of …………..…………, 20…… and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this …… day of …………..…………, 20……

……………………………

Member

8.10	The following applies where Shares are jointly owned:
(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;
(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and
(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.
8.11	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other.
8.12	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

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8.13	If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.
8.14	At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.
8.15	The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.
8.16	At any meeting of the Members the chairman of the meeting is responsible for deciding in such manner as he considers appropriate whether any resolution proposed has been carried or not and the result of his decision shall be announced to the meeting and recorded in the minutes of the meeting. If the chairman has any doubt as to the outcome of the vote on a proposed resolution, he shall cause a poll to be taken of all votes cast upon such resolution. If the chairman fails to take a poll then any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.
8.17	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.
8.18	Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

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8.19	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.
8.20	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.
8.21	Until the consummation of the Company's IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company's IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.
9	DIRECTORS
9.1	The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected:
(a)	subject to Regulation 9.1 (b), by Resolution of Members or by Resolution of Directors for such term as the Members or Directors determine;
(b)	immediately prior to the consummation of an IPO, the Directors shall pass a Resolution of Directors dividing themselves into three classes, being the class A directors (the Class A Directors), the class B directors (the Class B Directors) and the class C directors (the Class C Directors). The number of Directors in each class shall be as nearly equal as possible. The Class A Directors shall stand elected for a term expiring at the Company's first AGM, the Class B Directors shall stand elected for a term expiring at the Company's second AGM and the Class C Directors shall stand elected for a term expiring at the Company's third AGM. Commencing at the First AGM, and at each following AGM, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third AGM following their election. Except as the Act or any applicable law may otherwise require, in the interim between an AGM or general meeting called for the election of Directors and/or the removal of one or more Directors any vacancy on the Board of Directors, may be filled by the majority vote of the remaining Directors.

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9.2	No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.
9.3	The minimum number of Directors shall be one and there shall be no maximum number of Directors.
9.4	Each Director holds office for the term, if any, fixed by the Resolution of Members or Resolution of Directors appointing him, or until his earlier death, resignation or removal (provided that no director may be removed by a Resolution of Members prior to the consummation of the initial Business Combination). If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.
9.5	A Director may be removed from office with or without cause by:
(a)	(following the consummation of the initial Business Combination but not at any time before) a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or
(b)	subject to Regulation 9.1 (b), a Resolution of Directors passed at a meeting of Directors.
9.6	A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.
9.7	Subject to Regulation 9.1 (b), the Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.
9.8	A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.
9.9	The Company shall keep a register of Directors containing:
(a)	the names and addresses of the persons who are Directors of the Company;
(b)	the date on which each person whose name is entered in the register was appointed as a Director of the Company;
(c)	the date on which each person named as a Director ceased to be a Director of the Company; and
(d)	such other information as may be prescribed by the Act.
9.10	The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

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9.11	The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.12	A Director is not required to hold a Share as a qualification to office.
9.13	Prior to the consummation of any transaction with:
(a)	any affiliate of the Company;
(b)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;
(c)	any Director or executive officer of the Company and any relative of such Director or executive officer; and
(d)	any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company's expense) to the Company's attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

10	POWERS OF DIRECTORS
10.1	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.
10.2	If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.
10.3	Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

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10.4	Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.
10.5	The continuing Directors may act notwithstanding any vacancy in their body.
10.6	Subject to Regulation 23.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.
10.7	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.
10.8	Section 175 of the Act shall not apply to the Company.
11	PROCEEDINGS OF DIRECTORS
11.1	Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.
11.2	The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides, provided however that no such meeting shall take place or be deemed to take place in the United Kingdom.
11.3	A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.
11.4	Until the consummation of a Business Combination, a Director may not appoint an alternate. Following the consummation of a Business Combination, a Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.
11.5	A Director shall be given not less than three days' notice of meetings of Directors, but a meeting of Directors held without three days' notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

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11.6	A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.
11.7	If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.
11.8	At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair.
11.9	An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.
12	COMMITTEES
12.1	The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.
12.2	The Directors have no power to delegate to a committee of Directors any of the following powers:
(a)	to amend the Memorandum or the Articles;
(b)	to designate committees of Directors;
(c)	to delegate powers to a committee of Directors;
(d)	to appoint Directors;
(e)	to appoint an agent;
(f)	to approve a plan of merger, consolidation or arrangement; or

(g)	to make a declaration of solvency or to approve a liquidation plan.

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12.3	Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.
12.4	The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.
13	OFFICERS AND AGENTS
13.1	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.
13.2	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.
13.3	The emoluments of all officers shall be fixed by Resolution of Directors.
13.4	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.
13.5	The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.1. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

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14	CONFLICT OF INTERESTS
14.1	A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.
14.2	For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.
14.3	Provided that the requirements of Regulation 9.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:
(a)	vote on a matter relating to the transaction;
(b)	attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and
(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15	INDEMNIFICATION
15.1	Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:
(a)	is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or
(b)	is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.
15.2	The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

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15.3	The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.
15.4	The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.
15.5	The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.
16	RECORDS
16.1	The Company shall keep the following documents at the office of its registered agent:
(a)	the Memorandum and the Articles;
(b)	the share register, or a copy of the share register;
(c)	the register of Directors, or a copy of the register of Directors; and
(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.
16.2	If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:
(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and
(b)	provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

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16.3	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)	minutes of meetings and Resolutions of Members and classes of Members;
(b)	minutes of meetings and Resolutions of Directors and committees of Directors; and
(c)	an impression of the Seal, if any.
16.4	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.
16.5	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.
17	REGISTERS OF CHARGES
17.1	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:
(a)	the date of creation of the charge;
(b)	a short description of the liability secured by the charge;
(c)	a short description of the property charged;
(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;
(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and
(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.
18	CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

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19	SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

20	ACCOUNTS AND AUDIT
20.1	The Company shall keep records that are sufficient to show and explain the Company's transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.
20.2	The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.
20.3	The Company may by Resolution of Members call for the accounts to be examined by auditors.
20.4	If the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee as a committee of the Board of Directors, the composition and responsibilities of which shall comply with the rules and regulations of the SEC and the Designated Stock Exchange subject to any available exemptions therefrom and the operation of the Act. The audit committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.
20.5	If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.
20.6	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.
20.7	If applicable, and subject to applicable law and the rules of the SEC and the Designated Stock Exchange:
(a)	at the AGM or at a subsequent extraordinary general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

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(b)	a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and
(c)	the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.
20.8	The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.
20.9	The auditors shall examine each profit and loss account and balance sheet required to be laid before a meeting of the Members or otherwise given to Members and shall state in a written report whether or not:
(a)	in their opinion the profit and loss account and balance sheet give a true and fair view respectively of the profit and loss for the period covered by the accounts, and of the assets and liabilities of the Company at the end of that period; and
(b)	all the information and explanations required by the auditors have been obtained.
20.10	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.
20.11	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.
20.12	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company's profit and loss account and balance sheet are to be presented.
21	NOTICES
21.1	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of electronic communication, addressed to each Member at the address shown in the share register.
21.2	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

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21.3	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.
22	VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

23	BUSINESS COMBINATION
23.1	Regulations 23.1 to 23.11 and Regulation 9.1(b) shall terminate upon consummation of any Business Combination and may not be amended during the Target Business Acquisition Period except as otherwise provided in these Articles.
23.2	In the event that the Company does not consummate a Business Combination on or before 3 November 2017 (the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares (as defined below) or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company's affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.
23.3	Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.
23.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.
23.5
(a)	In the event that a Business Combination is consummated by the Company, the Company will offer to redeem the Public Shares, other than those Shares held by the Initial Shareholder or its affiliates, Directors or Officers, for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer). The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

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(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will offer to redeem the Public Shares, other than those Shares held by the Initial Shareholder or its affiliates, Directors or Officers, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price; provided, that any such redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a "group" (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem more than twenty percent (20%) of the total Public Shares sold in the IPO.
(c)	In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 23.5(a) or 23.5(b) or the Amendment Redempton Event under Regulation 23.11 if such redemptions would cause the Company to have net tangible assets to be less than US$5,000,001.
23.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event or an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.
23.7	Prior to a Business Combination, the Company will not issue any Securities (other than Public Shares) that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.
23.8	The Business Combination must be approved by a majority of the independent members of the Board of Directors. In the event the Company enters into a Business Combination with a company in which any of our officers, directors, the Sponsor or their respective affiliates hold an interest, the Company will obtain an opinion from an independent investment banking firm that is a member of FINRA or an accounting firm that such a Business Combination is fair to the Company from a financial point of view.

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23.9	The Company will not effectuate a Business Combination with another "blank cheque" company or a similar company with nominal operations.
23.10	Immediately after the Company's IPO, the amount of offering proceeds received by the Company in the IPO (including proceeds of any exercise of the underwriter's over-allotment option and any proceeds from the simultaneous private placement of like securities by the Company) as described in the Company's registration statement on Form S-1 filed with the SEC (the Registration Statement) at the time it goes effective shall be deposited and thereafter held in the Trust Account. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or (iii) in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with these Articles, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to cover taxes.
23.11	In the event any amendment is proposed to Regulation 23 prior to the consummation of a Business Combination that would affect the substance or timing of the Company's obligations as described in Regulation 23 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Articles are filed at the Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares other than those Shares held by the Initial Shareholder or its affiliates, Directors or Officers, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event).

We, Elian Fiduciary Services (BVI) Limited of Nemours Chambers, P.O. Box 3170, Road Town, Tortola, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association.

Dated the 14 day of January, 2015

Incorporator

Signed for and on behalf of Elian Fiduciary Services (BVI) Limited of

Nemours Chambers, Road Town, British Virgin Islands

…………………………………

Signature of authorised signatory

Monique Adams

…………………………………

Print name

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ANNEX B

PROPOSED AMENDMENT

TO THE

TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [●], 2016, to the Trust Agreement (as defined below) is made by and between Atlantic Alliance Partnership Corp., a British Virgin Islands company (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of April 28, 2015 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of shareholders of the Company (the “Special Meeting”) held on [●], 2016, the Company’s shareholders approved (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association to provide that the date by which the Company shall be required to effect a Business Combination shall be November 3, 2017 (the “Extended Date”) and (ii) a proposal to extend the date on which to commence liquidating the Trust Account (the “Trust Amendment”) in the event the Company has not consummated a Business Combination to the Extended Date; and

WHEREAS, on the date hereof, the Company is filing the Charter Amendment with the Registrar of Corporate Affairs in the British Virgin Islands.

NOW, THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated to read in full as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses in the case of Exhibit B), only as directed in the Termination Letter and the other documents referred to therein, or (y) November 3, 2017, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by November 4, 2016, the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders; the provisions of this paragraph 1(i) notwithstanding, it is agreed that the Trustee shall have no obligation to monitor, calculate or insure that the Company has reserved funds to meet its income tax obligations;

2.  Section 1(k) of the Trust Agreement is hereby amended and restated to read in full as follows:

(k) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j) or (m) herein; and

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3.  A new Section 1(m) is hereby inserted into the Trust Agreement immediately following Section 1(l) to read as follows:

(m) Distribute upon receipt of an Amendment Notification Letter (defined below), to Public Shareholders who exercised their redemption rights in connection with an Amendment (defined below) an amount equal to the pro rata share of the Property relating to the Ordinary Shares for which such Public Shareholders have exercised redemption rights in connection with such Amendment;

4.  A new Section 2(g) is hereby inserted into the Trust Agreement immediately following Section 2(f) of the Trust Agreement to read as follows:

(g) If the Company seeks to amend any provision of its Amended and Restated Memorandum and Articles of Association relating to shareholders’ rights or pre-Business Combination activity (including the time within which the Company has to complete a Business Combination) (in each case an “Amendment”), the Company will provide the Trustee with a letter (an “Amendment Notification Letter”) in the form of Exhibit D providing instructions for the distribution of funds to Public Shareholders who exercise their redemption option in connection with such Amendment.

5.   A new Exhibit D, attached hereto, is hereby added to the Trust Agreement immediately following Exhibit C of the Trust Agreement.

6.   All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

7.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

8.  This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

9.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

ATLANTIC ALLIANCE PARTNERSHIP CORP.

By:
Name: Jonathan Goodwin
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to the Investment Management Trust Agreement]

B-3

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: [Accounting Department]

Re:	Trust Account No. Amendment Notification Letter

Gentlemen:

Pursuant to Section 1(m) of the Investment Management Trust Agreement between Atlantic Alliance Partnership Corp. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of April 28, 2015 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $_____ of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay the Public Shareholders who have properly elected to redeem their Ordinary Shares in connection with the shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,
ATLANTIC ALLIANCE PARTNERSHIP CORP.

By:
Name:
Title:

cc: Citigroup Global Markets Inc.

ATLANTIC ALLIANCE PARTNERSHIP CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF THE 2016 ANNUAL MEETING
TO BE HELD ON TUESDAY, NOVEMBER 1, 2016

The undersigned hereby appoints Jonathan Goodwin, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of Atlantic Alliance Partnership Corp. (the “Company”) held of record by the undersigned at the close of business on October 11, 2016 at the special meeting in lieu of the 2016 annual meeting of shareholders to be held at the offices of Ellenoff Grossman and Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 on Tuesday, November 1, 2016, at 10:30 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” THE NOMINEES IN PROPOSAL 3, “FOR” PROPOSAL 4 AND “FOR” PROPOSAL 5. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT PROVIDE SUCH INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEE REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Tuesday, November 1, 2016: This notice of meeting and the accompany proxy statement are available at http://www.aapcacq.com/investor.php.

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 4 AND 5, AND A VOTE “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL 3.

Proposal 1 — Extension Amendment	FOR	AGAINST	ABSTAIN
To amend the Company’s Amended and Restated Memorandum and Articles of Association in the form of Annex A to extend the date before which the Company must complete a business combination (the “Termination Date”) from November 4, 2016 (the “Current Termination Date”) to November 3, 2017 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended.	☐	☐	☐

Proposal 2 — Trust Amendment	FOR	AGAINST	ABSTAIN
To amend the Company’s investment management trust agreement, dated April 28, 2015 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company in the form of Annex B to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering in the event the Company has not consummated a business combination from the Current Termination Date to the Extended Termination Date.	☐	☐	☐

Proposal 3 — Election of Directors	FOR ALL	WITHOLD ALL	FOR ALL EXCEPT*
To direct the election of two directors, John Service and Daniel Winston, to serve on the Company’s Board of Directors until their successors are elected and qualified.	☐	☐	☐

*Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	AGAINST	ABSTAIN
To direct the ratification of the selection by the Audit Committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016.	☐	☐	☐

Proposal 5 — Adjournment of the Meeting	FOR	AGAINST	ABSTAIN
To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals.	☐	☐	☐

CHECK HERE FOR ADDRESS CHANGE AND INDICATE THE CORRECT ADDRESS			☐

Dated:                         , 2016

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, 4 AND 5 AND “FOR” THE NOMINEES IN PROPOSAL 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE